EXHIBIT 32.1

EMPIRE ENERGY CORPORATION INTERNATIONAL

CERTIFICATION PURSUANT TO

19 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Empire Energy Corporation International (the “Company”) on Form 10-Q for the three months ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Malcolm Bendall, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Malcolm Bendall
MALCOLM BENDALL
Chief Executive Officer
November 20, 2009